                                                                    Exhibit 99.1



                      ANNUAL CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2000-1

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2000-1 Supplement, dated as of August 24, 2000, National City as Servicer is required to prepare certain information each year regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous year. The information which is required to be prepared with respect to the activity for the time period August 24, 2000 through December 31, 2000 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2000-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Annual Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2000-1 Supplement.

A. Information Regarding the Current Annual Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount)

     1 The amount of the current annual distribution in
       respect of Class A Annual Principal                      $    0.00
                                                                 --------------

     2 The amount of the current annual distribution in
       respect of Class B Annual Principal                      $    0.00
                                                                 --------------

     3 The amount of the current annual distribution in
       respect of Collateral Annual Principal                   $    0.00
                                                                 --------------

     4 The amount of the current annual distribution in
       respect of Class A Annual Interest                       $    27.349133
                                                                 --------------

     5 The amount of the current annual distribution in
       respect of Class A Additional Interest                   $    0
                                                                 --------------

     6 The amount of the current annual distribution in
       respect of Class B Annual Interest                       $    28.356076
                                                                 --------------

     7 The amount of the current annual distribution in
       respect of Class B Additional Interest                   $    0
                                                                 --------------

     8 The amount of the current annual distribution in
       respect of Collateral Minimum Annual Interest            $    30.289410
                                                                 --------------

     9 The amount of the current annual distribution in
       respect of any accrued and unpaid Collateral Minimum
       Annual Interest                                          $    0
                                                                 --------------

B. Information Regarding the Performance of the Trust

     1 Collection of Principal Receivables

       (a) Available Principal Collections                      $448,383,387.58
                                                                 --------------

       (b) Class A Investor Default Amount treated as
           Available Principal Collection                       $  7,258,487.20
                                                                 ---------------

       (c) Class B Investor Default Amount treated as
           Available Principal Collection                       $    497,724.84
                                                                 --------------

       (d) Excess Spread treated as Available Principal
           Collection                                           $    539,201.91
                                                                 --------------

     2 Principal Receivables in the Trust

       (a) The aggregate amount of Principal Receivables
           in the Trust as of the end of the day on the
           last day of the related Annual Period          $    2,006,018,511.12
                                                           --------------------

       (b) The amount of Principal Receivables in the
           Trust represented by the Invested Amount
           of Series 2000-1 as of the end of the day on
           the last day of the related Annual Period      $      627,843,673.61
                                                           --------------------

       (c) The amount of Principal Receivables in the
           Trust represented by the Adjusted Invested
           Amount of Series 2000-1 as of the end of the
           day on the last day of the related Annual
           Period                                         $      627,843,673.61
                                                           --------------------

       (d) The amount of Principal Receivables in the
           Trust represented by the Class A Invested
           Amount as of the end of the day on the last
           day of the related Annual Period               $      549,363,214.41
                                                           --------------------

       (e) The amount of Principal Receivables in the
           Trust represented by the Class A Adjusted
           Invested Amount as of the end of the day on
           the last day of the related Annual Period      $      549,363,214.41
                                                           --------------------

       (f) The amount of Principal Receivables in the
           Trust represented by the Class B Invested
           Amount as of the end of the day on the last
           day of the related Annual Period               $       37,670,620.42
                                                           --------------------

       (g) The amount of Principal Receivables in the
           Trust represented by the Class B Adjusted
           Invested Amount as of the end of the day on
           the last day of the related Annual Period      $       37,670,620.42
                                                           --------------------

       (h) The amount of Principal Receivables in the
           Trust represented by the Collateral
           Invested Amount as of the end of the day on
           the last day of the related Annual Period      $       40,809,838.78
                                                           --------------------

       (i) The amount of Principal Receivables in the
           Trust represented by the Collateral
           Adjusted Invested Amount as of the end of the
           day on the last day of the related Annual
           Period                                         $       40,809,838.78
                                                           --------------------

       (j) The Floating Allocation Percentage with
           respect to the related Annual Period                   31.30%
                                                           --------------------

       (k) The Class A Floating Percentage with respect
           to the related Annual Period                           87.50%
                                                           --------------------

       (l) The Class B Floating Percentage with respect
           to the related Annual Period                            6.00%
                                                           --------------------

       (m) The Collateral Floating Percentage with respect
           to the related Annual Period                            6.50%
                                                           --------------------

       (n) The Principal Allocation Percentage with
           respect to the related Annual Period                   31.30%
                                                           --------------------

       (o) The Class A Principal Percentage with respect
           to the related Annual Period                           87.50%
                                                           --------------------

       (p) The Class B Principal Percentage with respect
           to the related Annual Period                            6.00%
                                                           --------------------

       (q) The Collateral Principal Percentage with
           respect to the related Annual Period                    6.50%
                                                           --------------------
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     3 Delinquent Balances

       The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Annual Period:

                                  Aggregate           Percentage
                                   Account             of Total
                                   Balance            Receivables
                              -----------------     ------------
   (a)     30--59 days:         $27,363,624.97             1.36%
   (b)     60--89 days:         $15,685,637.02             0.78%
   (c)     90+ days:             $9,108,119.03             0.45%
                              -----------------     ------------
           Total:               $52,157,381.02             2.60%
                               =================    =============

     4 Investor Default Amount

       (a) The Investor Default Amount for the related Annual
           Period                                                $ 8,295,413.95
                                                                 --------------

       (b) The Class A Investor Default Amount for the related
           Annual Period                                         $ 7,258,487.20
                                                                 ---------------

       (c) The Class B Investor Default Amount for the related
               Annual Period                                     $   497,724.84
                                                                 ---------------

       (d) The Collateral Default Amount for the related Annual
           Period                                                $   539,201.91
                                                                 ---------------

     5 Investor Charge-Offs

       (a) The aggregate amount of Class A Investor Charge-Offs
           for the related Annual Period                         $   0
                                                                 ---------------

       (b) The aggregate amount of Class A Investor Charge-Offs
           set forth in 5(a) above per $1,000 of original
           certificate principal amount                          $   0
                                                                 ---------------

       (c) The aggregate amount of Class B Investor Charge-Offs
           for the related Annual Period                         $   0
                                                                 ---------------

       (d) The aggregate amount of Class B Investor Charge-Offs
           set forth in 5(c) above per $1,000 or original
           certificate principal amount                          $   0
                                                                 ---------------

       (e) The aggregate amount of Collateral Charge-Offs
           for the related Annual Period                         $   0
                                                                 ---------------

       (f) The aggregate amount of Collateral Charge-Offs set
           forth in 5(e) above per $1,000 of original
           certificate principal amount                          $   0
                                                                 ---------------

       (g) The aggregate amount of Class A Investor Charge-Offs
           reimbursed on the Transfer Date immediately preceding
           this Distribution Date                                $   0
                                                                 ---------------

       (h) The aggregate amount of Class A Investor Charge-Offs
           set forth in 5(g) above per $1,000 original
           certificate principal amount reimbursed on the
           Transfer Date immediately preceding this Distribution
           Date                                                  $   0
                                                                 ---------------

       (i) The aggregate amount of Class B Investor Charge-Offs
           reimbursed on the Transfer Date immediately preceding
           this Distribution Date                                $   0
                                                                 ---------------

       (j) The aggregate amount of Class B Investor Charge-Offs
           set forth in 5(i) above per $1,000 original
           certificate principal amount reimbursed on the
           Transfer Date immediately preceding this Distribution
           Date                                                  $   0
                                                                 ---------------

       (k) The aggregate amount of Collateral Charge-Offs
           reimbursed on the Transfer Date immediately preceding
           this Distribution Date                                $   0
                                                                 ---------------

       (l) The aggregate amount of Collateral Charge-Offs set
           forth in 5(k) above per $1,000 original certificate
           principal amount reimbursed on the Transfer Date
           immediately preceding Distribution Date               $   0
                                                                 ---------------

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     6 Investor Servicing Fee

       (a) The amount of the Class A Servicing Fee paid by the
           Trust to the Servicer for the related Annual Period   $ 1,848,437.50
                                                                 ---------------

       (b) The amount of the Class B Servicing Fee paid by the
           Trust to the Servicer for the related Annual Period   $   126,750.00
                                                                 ---------------

       (c) The amount of the Collateral Servicing Fee paid by
           the Trust to the Servicer for the related Annual
           Period                                                $   137,312.50
                                                                 ---------------

       (d) The amount of Servicer Interchange paid by the Trust
           to the Servicer for the related Annual Period         $ 2,112,500.00
                                                                 ---------------

     7 Reallocations

       (a) The amount of Reallocated Collateral Principal
           Collections for the related Annual Period             $   0
                                                                 ---------------

       (b) The amount of Reallocated Class B Principal
           Collections for the related Annual Period             $   0
                                                                 ---------------

       (c) The Collateral Invested Amount as of the close of
           business for the related Annual Period                $39,000,000.00
                                                                 ---------------

       (d) The Collateral Adjusted Invested Amount as of the
           close of business for the related Annual Period       $39,000,000.00
                                                                 ---------------

       (e) The Class B Invested Amount as of the close of
           business for the related Annual Period                $36,000,000.00
                                                                 ---------------

       (f) The Class B Adjusted Invested Amount as of the close
           of business for the related Annual Period             $36,000,000.00
                                                                 ---------------

       (g) The Class A Invested Amount as of the close of
           business for the related Annual Period               $525,000,000.00
                                                                 ---------------

       (h) The Class A Adjusted Invested Amount as of the close
           of business for the related Annual Period            $525,000,000.00
                                                                ----------------


     8 Collection of Finance Charge Receivables

       (a) The aggregate amount of Collections of Finance Charge
           Receivables and Annual Membership Fees processed
           during the related Annual Period which were
           allocated in respect of the Class A Certificates      $32,484,733.00
                                                                 ---------------

       (b) The aggregate amount of Collections of Finance Charge
           Receivables and Annual Membership Fees processed
           during the related Annual Period which were allocated
           in respect of the Class B Certificates                $ 2,227,524.54
                                                                 ---------------

       (c) The aggregate amount of Collections of Finance Charge
           Receivables and Annual Membership Fees processed
           during the related Annual Period which were allocated
           in respect of the Collateral Interest                 $ 2,413,151.59
                                                                 ---------------

     9 Principal Funding Account

       (a) The principal amount on deposit in the Principal
           Funding Account on the related Transfer Date          $   0
                                                                 ---------------


       (b) The Accumulation Shortfall with respect to the
           related Annual Period                                 $   0
                                                                 ---------------

       (c) The Principal Funding Investment Proceeds deposited
           in the Finance Charge Account on the related Transfer
           Date to be treated as Class A Available Funds         $   0
                                                                 ---------------

       (d) The Principal Funding Investment Proceeds deposited
           in the Finance Charge Account on the related Transfer
           date to be treated as Class B Available Funds         $   0
                                                                 ---------------

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    10 Reserve Account

       (a) The Reserve Draw Amount on the related Transfer Date  $   0
                                                                 ---------------

       (b) The amount of the Reserve Draw Amount deposited in
           the Collection Account on the related Transfer Date
           to be treated as Class A Available Funds              $   0
                                                                 ---------------

       (c) The amount of the Reserve Draw Account deposited in
           the Collection Account on the related Transfer Date
           to be treated as Class B Available Funds              $   0
                                                                 ---------------

       (d) The amount of any Reserve Account Surplus             $   0
                                                                 ---------------

    11 Available Funds

       (a) The amount of Class A Available Funds on deposit in
           the Collection Account on the related Transfer Dates  $14,358,294.27
                                                                 ---------------

       (b) The amount of Class B Available Funds on deposit in
           the Collection Account on the related Transfer Dates  $ 1,020,818.75
                                                                 ---------------

       (c) The amount of Collateral Available Funds on deposit
           in the Collection Account on the related Transfer
           Dates                                                 $ 1,181,286.98
                                                                 ---------------

       (d) Available Principal Collections on deposit in the
           Collection Account on the related Transfer Dates      $   0
                                                                 ---------------

    12 Excess Spread and Excess Finance Charge Collections

       (a) Excess Finance Charge Collection                      $   0
                                                                 ---------------

       (b) Class A Available Funds
                minus Class A Annual Interest
                minus Class A Servicing Fee
                minus Class A Defaulted Amount                   $ 9,019,514.03
                                                                 ---------------

           Class B Available Funds
                minus Class B Annual Interest
                minus Class B Servicing Fee
                minus Class B Defaulted Amount                   $   582,230.95
                                                                 ---------------

           Collateral Available Funds                            $ 2,413,151.59
                                                                 ---------------

       (c) Excess Spread applied to the Class A Required Amount
           for the Annual Period                                 $   0
                                                                 ---------------

       (d) Excess Spread applied to the Class A Investor
           Charge-Offs for the related Annual Period             $   0
                                                                 ---------------

       (e) Excess Spread applied to the Class B Required
           Amount for the related Annual Period                  $   0
                                                                 ---------------

       (f) Excess Spread applied to the Class B Default Amount
           for the related Annual Period                         $   0
                                                                 ---------------

       (g) Excess Spread applied to the Class B Invested Amount
           for the related Annual Period                         $   0
                                                                 ---------------

       (h) Excess Spread applied to the Collateral Minimum Annual
           Interest for the related Annual Period and for any
           past due Collateral Minimum Annual Interest           $ 1,181,286.98
                                                                 ---------------

       (i) Excess Spread applied to the Collateral Servicing Fee
           due to the Servicer for the related Annual Period or
           for any past due Collateral Servicing Fees            $   137,312.50
                                                                 ---------------

       (j) Excess Spread applied to the Collateral Default
           Amount as Available Principal Collections for the
           related Annual Period                                 $   539,201.91
                                                                 ---------------


       (k) Excess Spread applied to the Collateral Invested
           Amount for the related Annual Period                  $   0
                                                                 ---------------

       (l) Excess Spread applied to the Reserve Account for the
           related Annual Period                                $    0
                                                                 ---------------

    13 Finance Charge Shortfall

       (a) Finance Charge Shortfall for Series 2000-1            $   0
                                                                 ---------------

       (b) Total Finance Charge Shortfall for all series in
           Group One                                             $   0
                                                                 ---------------

    14 Base Rate

       (a) The Base Rate for the related Annual Period                7.91%
                                                                 ---------------

    15 Portfolio Yield

       (a) The Portfolio Yield for the related Annual Period         13.49%
                                                                 ---------------

       (b) The Portfolio Adjusted Yield for the related Annual
           Period                                                     N/A
                                                                 ---------------

        IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 24th day of March, 2001.


                             NATIONAL CITY BANK,
                             as Seller and Servicer


                         By:       /s/ Thomas A. Chandler
                                   ------------------------------------
                              Name: Thomas A. Chandler
                             Title: Vice President - Credit Card Finance